FIFTH AMENDMENT TO LEASE
THIS FIFTH AMENDMENT TO LEASE (“Fifth Amendment”) is dated effective as of January 6, 2012 (the “Effective Date”), by and between Tarantula Ventures LLC, a Delaware limited liability company (“Landlord”), and RackSpace US, Inc., a Delaware corporation (“Tenant”).
W I T N E S S E T H:
R-1.    By that certain Lease dated July 31, 2009, by and between Landlord and Tenant (the “Initial Lease”), as amended by that certain First Amendment to Lease dated as of May 4, 2010 (the “First Amendment”); that certain Second Amendment to Lease dated as of February 24, 2011 (the “Second Amendment”); that certain Third Amendment to Lease dated as of March 31, 2011 (the “Third Amendment”); and that certain Fourth Amendment to Lease dated as of August 19, 2011 (the Initial Lease, as so amended, the “Original Lease”), Tenant leases seven (7) computer rooms referred to as Pods 5, 6, 7, 8, 11, 12 and 13 in CH1 Phase I and five (5) computer rooms referred to as Pods 23, 24, 25, 26 and 27 in CH1 Phase II (the “Existing Pods”), as well as the Office Space, the Storage Space, the Phase I Additional Storage Space, the Phase II Storage Space and the Phase II Additional Storage Space (all such area being hereinafter referred to as the “Premises”).
R-2.    Landlord and Tenant desire to modify the date on which Tenant may enter the Phase II Expansion Premises to perform Tenant's Phase II Expansion Premises Installations.
R-3.    Landlord and Tenant desire formally to reflect their understandings and agreements, and therefore to revise and modify the Original Lease accordingly.
NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.
RECITALS; DEFINED TERMS. The foregoing recitals are hereby incorporated into this Fifth Amendment by reference, as if fully set forth in this first paragraph. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Original Lease, as amended hereby. As of the Effective Date, the term “Lease” shall mean the Original Lease, as amended by this Fifth Amendment.

2.	MODIFICATIONS TO ORIGINAL LEASE. The Original Lease shall be modified as set forth herein below.

A.The first three (3) sentences of Paragraph 2.C. of the Second Amendment are hereby deleted in their entirety and the following is substituted in lieu thereof:

“Tenant shall not enter the Phase II Expansion Premises for any reason until January 9, 2012 (the “Phase II Expansion Premises Access Date”). From and after the Phase II Expansion Premises Access Date, Landlord shall permit Tenant to enter the Phase II Expansion Premises (the “Phase II Expansion Premises Access”) in order to commence Tenant Installations in the Phase II Expansion Premises (“Phase II Expansion Premises Installations”), provided that, prior to commencing any such work in any Phase II Expansion Pod, Tenant shall comply in all respects with the requirements of Article IX of the Lease. In performing Tenant's Phase II Expansion Premises Installations from and after the Phase II Expansion Premises Access Date, up until the Phase II Expansion Premises Rent Commencement Date (the “Phase II Expansion Premises Access Period”), Tenant shall be permitted to use up to fifty (50) kilowatts of Critical Load Power and normal, non-Critical Load Power in any Phase II Expansion Pod, at its expense, for installation and testing.”

3.	OTHER TERMS AND PROVISIONS.

A.Landlord Representation. As of the Effective Date, Landlord represents that there is no mortgage or deed of trust encumbering the Property.

B.Ratification. Except as otherwise expressly modified by the terms of this Fifth Amendment, the Original Lease shall remain unchanged and continue in full force and effect. All terms, covenants and conditions of the Original Lease not expressly modified herein are hereby confirmed and ratified and remain in full force and effect, and, as further amended hereby, constitute valid and binding obligations of Landlord and Tenant enforceable according to the terms thereof. If any provision of this Fifth Amendment conflicts with the Original Lease, the provisions of this Fifth Amendment shall control.

C.Binding Effect. All of the covenants contained in this Fifth Amendment, including, but not limited to, all covenants of the Original Lease as modified hereby, shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives and permitted successors and assigns.

D.Effectiveness. The submission of this Fifth Amendment shall not constitute an offer, and this Fifth Amendment shall not be effective and binding unless and until fully executed and delivered by each of the parties hereto.

E.Counterparts. This Fifth Amendment may be executed in multiple counterparts, each of which shall be an original, but all of which shall constitute one and the same Fifth Amendment. Additionally, the parties hereto hereby covenant and agree that, for purposes of facilitating the execution of this Fifth Amendment, (i) a facsimile signature shall be deemed to be an original signature and (ii) a telecopy delivery or electronic delivery (i.e., the transmission by any part of his, her or its signature on an original or any copy of this Fifth Amendment via telecopy, fax machine or e-mail) shall be deemed to be the delivery by such party of his, her or its original signature hereon.

F.Entire Agreement. The terms and provisions set forth in this Fifth Amendment constitute the entire agreement and understanding between Landlord and Tenant with respect to the specific subject matter addressed herein, and are hereby deemed to supersede all prior agreements and understandings (including, without limitation, those expressed originally in the Original Lease, to the extent inconsistent with the terms and provisions of this Fifth Amendment, and any prior oral or written communications between Landlord and Tenant, or their respective agents or representatives) concerning the specific subject matter hereof. No subsequent modification or amendment of the terms and provisions of this Fifth Amendment shall be effective unless in writing and signed by Landlord and Tenant.

G.Authority. By its execution and delivery hereof, Landlord does hereby certify and confirm to Tenant that the undersigned party executing this Fifth Amendment as Landlord is, in fact, presently the “Landlord” under the Lease, that the person(s) or party(ies) executing this Fifth Amendment on behalf of Landlord has/have done so with all requisite due authority, with the effect that this Fifth Amendment, as so executed, constitutes the valid and binding agreement of Landlord, enforceable against Landlord in accordance with the terms and provisions hereof, and that this Fifth Amendment has been duly executed and delivered by Landlord without the necessity of the joinder of any third party. By its execution and delivery hereof, Tenant does hereby certify and confirm to Landlord that the person(s) or party(ies) executing this Fifth Amendment on behalf of Tenant has/have done so with all requisite due authority, with the effect that this Fifth Amendment, as so executed, constitutes the valid and binding agreement of Tenant, enforceable against Tenant in accordance with the terms and provisions hereof, and that this Fifth Amendment has been duly executed and delivered by Tenant without the necessity of the joinder or consent of any third party.

H.Construction. Descriptive headings used herein are for convenience of reference only and shall not control or affect the meaning or construction of any provision set forth in this Fifth Amendment. Where required for proper interpretation, words used herein in the singular tense shall include the plural, and vice versa; the masculine gender shall include the neuter and the feminine, and vice versa. As used in this Fifth Amendment, the words “hereof,” “herein,” “hereunder” and words of similar import shall mean and refer to this entire Fifth Amendment and not to any particular section or paragraph of this Fifth Amendment, unless the context clearly indicates otherwise. If any provision hereof is for any reason unenforceable or inapplicable, the other provisions hereof will remain in full force and effect in the same manner as if such unenforceable or inapplicable provision had never been contained herein. This Fifth Amendment shall be construed without presumption of any rule requiring construction to be made against the party causing same to be drafted. This Fifth Amendment shall be construed and interpreted pursuant to the laws of the State of Illinois.

I.Guarantor. The Guarantor has joined in this Fifth Amendment for purposes of consenting to the terms and conditions of this Fifth Amendment and confirming that the Guaranty dated July 31, 2009 is in full force and effect and is fully enforceable with respect to the Original Lease, as amended by this Fifth Amendment.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Fifth Amendment to Lease on or as of the day and year first above written.
LANDLORD:
TARANTULA VENTURES LLC,
a Delaware limited liability company

By: Tarantula Interests LLC,
a Delaware limited liability company
its Managing Member

By: DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member

By: DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By: /s/ Hossein Fateh_____________
Name: Hossein Fateh_____________
Title: President and CEO__________

TENANT:

RACKSPACE US, INC.,
a Delaware corporation

By: /s/ Mark Roenigk_________________
Name: Mark Roenigk_________________
Title: COO_________________________

GUARANTOR:

RACKSPACE HOSTING, INC.,
a Delaware corporation

By: /s/ Mark Roenigk_________________
Name: Mark Roenigk_________________
Title: COO_________________________